Schedule 14A Information
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed  by the  Registrant  [X]

Filed  by a Party  other  than  the  Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (As Permitted By Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive  Additional  Materials

[ ] Soliciting  Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

REGAN HOLDING CORP.
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(Name of Registrant as Specified In Its Charter)


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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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


(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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Notes:

                               REGAN HOLDING CORP.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 21, 1999


TO OUR SHAREHOLDERS:

     You are cordially invited to attend the Annual Meeting of Regan Holding Corp. (the "Company"), to be held at Embassy Suites, 101 McInnis Parkway, San Rafael, California, on May 21, 1999, at 10:00 a.m. Pacific time, to consider and act upon the matters listed below:

     (1) Election of four (4) Directors to hold office until the Annual Meeting of Shareholders in 2000 and until their successors are duly elected;

     (2) Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ended December 31, 1999;

     (3) Approval of the Amended and Restated Regan Holding Corp. 1998 Stock Option Plan (the "Employee Plan");

     (4) Approval of the Amended and Restated Regan Holding Corp. Producer Stock Award and Option Plan (the "Producer Plan"); and

     (5) Consideration of any other matters which may properly come before the meeting or any adjournments of the meeting.

     Shareholders of record at the close of business on April 5, 1999, are entitled to notice of and to vote at the Annual Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                       BY ORDER OF THE BOARD OF DIRECTORS

1179 N. McDowell Boulevard
Petaluma, California 94954
April 21, 1999

                               REGAN HOLDING CORP.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 21, 1999

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Regan Holding Corp., a California corporation, with its principal executive offices located at 1179 N. McDowell Boulevard, Petaluma, California 94954 (the "Company"), for use at the Annual Meeting of Shareholders to be held at Embassy Suites, 101 McInnis Parkway, San Rafael, California, on May 21, 1999, at 10:00 a.m., Pacific time. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting which you may use to indicate your vote on the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will unless otherwise directed be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

     The close of business on April 5, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the record date, the Company had outstanding 25,992,437 shares of Common Stock-Series A, no par value (the "Series A Stock"), and 598,633 shares of Common Stock-Series B, no par value (the "Series B Stock"). As of the date of this Proxy Statement, the Company is not in arrears in dividends or in default in principal or interest with respect to any of its outstanding securities. The shares of Series A Stock and Series B Stock are collectively referred to herein as "Common Stock" and the holders of shares of Common Stock vote together as a single class. Commencing approximately April 21, 1999, the Company is mailing its Annual Report on Form 10-K for the year ended December 31, 1998, together with this Proxy Statement and the enclosed Proxy, to holders of Common Stock as of the record date.

     The shares of Common Stock are the only outstanding voting securities of the Company. A holder of Common Stock is entitled to cast one vote for each share held of record by such holder on the record date on all matters to be considered at the Annual Meeting. As explained under Item 1 of this Proxy Statement, cumulative voting will be permitted with respect to the election of Directors.

     The holders of a majority of the votes entitled to be cast, present either in person or by proxy, shall constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present on any matter. For actions requiring approval based on a percentage of votes cast, abstentions and broker non-votes will not affect the outcome of the vote. For actions requiring approval based on the number of shares outstanding, abstentions and broker non-votes will have the same effect as a negative vote.

                                     ITEM 1
                              ELECTION OF DIRECTORS

         The Board of Directors has fixed the number of Directors to be elected at four (4). The Board of Directors has nominated the persons identified below to serve as Directors until the next Annual Meeting of Shareholders and until their respective successors shall be elected and shall qualify. All four of the nominees are currently Directors of the Company.

Name                                    Principal Occupation                                    Director Since
Lynda L. Regan                          Ms. Regan,  born in 1948,  has served as Chairman            1990
                                        and Chief Executive  Officer of the Company since
                                        1992.   She  was  Senior   Vice   President   and
                                        Treasurer from 1990 to 1992.

Steven C. Anderson, CLU, ChFC,          Mr.  Anderson,  born in 1948,  has been a partner            1990
LUTCF                                   in  Hoalst  Anderson,  an  independent  insurance
                                        agency,  since  1983.  He  is  a  member  of  the
                                        National  Association  of Life  Underwriters  and
                                        Society of Financial Service Professionals.

R. Preston Pitts                        Mr.  Pitts,  born in 1951,  has  served  as Chief            1995
                                        Financial  Officer of the Company  since 1994, as
                                        President  and  Secretary  of the  Company  since
                                        February 1997, and as Chief Operating  Officer of
                                        the Company since April,  1998.  Prior to joining
                                        the Company,  he owned Pitts Company,  a CPA firm
                                        specializing    in   services    for    insurance
                                        companies,   served  as  financial   officer  for
                                        United   Family   Life   Insurance   Company  and
                                        American    Security    Insurance   Group,   both
                                        Fortis-owned  companies,  and was  Audit  Manager
                                        for Ernst & Young.

Ute Scott-Smith                         Ms.  Scott-Smith,  born in 1960, served as Senior            1997
                                        Vice-President  of the Company from 1990 to April
                                        of 1997.

     Although it is not contemplated that the nominees will decline or be unable to serve, the Proxies will be voted by the Proxy holders at their discretion for another person if such a contingency should arise. Unless otherwise directed in the accompanying Proxy, or as specified above, the Proxies will be voted FOR the election of nominees named above.

     A plurality vote is required for election of Directors. The Bylaws provide that each shareholder is entitled to cumulate such shareholder's votes and give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among as many nominees as the shareholder considers appropriate. This cumulative voting right may not be exercised unless the nominee's name has been placed in nomination prior to the voting and one or more shareholders has given notice at the meeting prior to the voting of the shareholder's intent to cumulate such shareholder's vote. The proxy holders may exercise this cumulative voting right at their discretion.

     Under an insurance brokerage agreement among the Company, Lynda L. Regan and Moody Insurance Group ("MIG"), Ms. Regan has agreed that, so long as the brokerage agreement remains in effect, she will vote her shares in favor of the election of Robert Moody, Jr., MIG's president and sole shareholder, as a Director of the Company should he wish to be elected. However, at the present time, MIG engages in business activities that compete with the Company. Therefore, in order to avoid any issue as to the propriety of Mr. Moody's serving on the Company's Board, Mr. Moody has agreed to relinquish his right to serve on the Board for a period of one year in return for nominal consideration from the Company. The termination of the brokerage agreement with MIG would not have a material effect on the Company.

Executive Officers

     In addition to the Directors who serve as executive officers of the Company and who are identified above, the following individuals serve as officers of the
Company:

     H. Lynn Stafford served as Vice President of Operations of the Company from 1995 to July, 1997, and as Chief Information Officer since August, 1997. Prior to that time, he served as Chief Operating Officer for Lincoln Liberty Life Insurance Company and First Delaware Life Insurance Company.

     Gregory C Egger has served as Chief Marketing Officer of the Company since August, 1997. Prior to that time, Mr. Egger was Executive Vice President for American Security Group.

     David A. Skup has served as Chief Financial Officer of the Company since July, 1997. Previously, Mr. Skup was Vice President in Charge of Internal Audit for Independent Insurance Group, Inc. and was Senior Audit Manager for Deloitte, Haskins & Sells.

Beneficial Share Ownership of Directors and Executive Officers

     The following table shows the number of shares and the percentage of the shares of the Company's Class A Stock beneficially owned by each of the Directors and executive officers of the Company as of March 31, 1999. No Director or officer owns any Series B Common Stock.

     Name                     Position                               Total                    Percent
     Lynda L. Regan           Director, Chairman & Chief
                              Executive Officer                      11,383,222 (1)                43.8%
     R. Preston Pitts         Director, President & Chief
                              Operating Officer                         830,300 (2)                 3.2%
     Ute Scott-Smith          Director                                  451,739 (3)                 1.7%
     Steven C. Anderson       Director                                   79,716 (3)                    *
     Gregory C Egger          Chief Marketing Officer                    40,000 (2)                    *
     David A. Skup            Chief Financial Officer                    40,000 (2)                    *
     H. Lynn Stafford         Chief Information Officer                  40,000 (2)                    *
                                                                 ---------------             -----------
          Directors and
          officers as a group                                        12,864,977 (4)                49.5%
                                                                 ===============             ===========

(1) Includes 25,000 shares issuable pursuant to stock options that are exercisable within 60 days.
(2) Includes 40,000 shares issuable pursuant to stock options that are exercisable within 60 days.
(3) Includes 10,000 shares issuable pursuant to stock options that are exercisable within 60 days.
(4) Includes 205,000 shares issuable pursuant to stock options that are exercisable within 60 days.

     *Indicates that the percentage of the outstanding shares beneficially owned is less than one percent (1%).

Certain Shareholders

     The Company knows of no person who is the beneficial owner of more than five percent of any class of the Company's outstanding Common Stock other than Lynda L. Regan, Chairman and Chief Executive Officer of the Company, whose ownership is listed above.

Committees

     The Company has an Audit Committee consisting of Steven C. Anderson and Ute Scott-Smith, both of whom are outside Directors. The Audit Committee oversees management's discharge of its financial reporting responsibilities and recommends appointment of the Company's independent auditors. During 1998, the Audit Committee held two meetings.

     The Company does not currently have a nominating or compensation committee. The functions normally performed by these committees are performed by the entire Board of Directors.

Directors' Meetings

     During the fiscal year ended December 31, 1998, four meetings of the Board of Directors of the Company were held.

Directors' Compensation

     The Company compensates outside Directors for attending Board and committee meetings at $2,000 per meeting. Currently, Steven C. Anderson and Ute Scott-Smith are the only outside Directors of the Company. The other Directors are otherwise employed by the Company and are not compensated for serving as Directors or attending Board or committee meetings.

Executive Compensation

     The following Summary Compensation Table sets forth the compensation of the Company's Chief Executive Officer and all other executive officers for services in all capacities to the Company and its subsidiaries during 1998, 1997, and 1996.

                           Summary Compensation Table

                                                    Annual Compensation                               All Other
   Name and Position                 Year      Annual Salary    Annual Bonus (1)       Other        Compensation
   -----------------                 ----      -------------    ----------------       ------       ------------
Lynda L. Regan,                      1998      $   435,781       $  249,612         $  5,000 (2)          --
Chief Executive Officer                                                               16,824 (4)
                                     1997          407,712          167,916            4,750 (2)          --
                                                                                      16,825 (4)
                                     1996          408,894           52,290            4,750 (2)          --
                                                                                      16,824 (4)
R. Preston Pitts,                    1998      $   336,211       $  205,175         $  5,000 (2)          --
President and Chief                  1997          300,000          149,916            4,750 (2)          --
Operating Officer                    1996          300,000           72,290            4,750 (2)          --

Gregory C Egger, (3)                 1998      $   232,788       $  124,868         $  5,000 (2)          --
Chief Marketing Officer              1997           77,885           52,046               --              --

David A. Skup, (3)                   1998      $   167,254       $   95,426         $  5,000 (2)          --
Chief Financial Officer              1997           60,577           20,661               --              --

H. Lynn Stafford,                    1998      $   155,192       $  109,835         $  5,000 (2)          --
Chief Information Officer            1997          139,231           73,416            4,750 (2)          --
                                     1996          130,059           31,790            4,750 (2)          --

Ute Scott-Smith, (5)                 1997      $    66,754       $       --         $  4,750 (2)          --
Senior Vice President                1996          177,318           47,290            4,750 (2)          --


(1)  Includes bonuses in the year in which they were earned.
(2) The Company matches contributions made to its 401(k) plan at a rate of $.50 for every $1.00 deferred, up to 6% of total annual salary.
(3) Mr. Skup and Mr. Egger were elected officers of the Company in July, 1997, and August, 1997, respectively.
(4) The Company pays interest on debt related to a split dollar life insurance policy under which Ms. Regan is the beneficiary.
(5) Ms. Scott-Smith resigned effective April 4, 1997, and became a Director in August, 1997.

                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     The following table sets forth grants of stock options to the executive officers during the fiscal year ended December 31, 1998. No SARs were granted during the fiscal year ended December 31, 1998.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                            Individual
                                            Grants % of
                           Number of           Total                                           Potential Realizable
                           Securities      Options/SARs                                          Value at Assumed
                           Underlying       Granted to       Exercise or                       Annual Rates of Stock
                          Options/SARs     Employees in      Base Price                         Price Appreciation
         Name               Granted       Fiscal Year (3)   ($/Share) (1)   Expiration Date     for Option Term (2)
         ----               -------       ---------------   -------------   ---------------  -----------------------
                                                                                                5% ($)     10% ($)
                                                                                                ------     -------
Lynda L. Regan              100,000             6.6%            $.80          12/31/02 (4)       22,102     49,841
R. Preston Pitts            200,000            13.2%            $.73          12/31/07 (5)       91,818    232,686
Gregory C Egger             200,000            13.2%            $.73          12/31/07 (5)       91,818    232,686
David A. Skup               200,000            13.2%            $.73          12/31/07 (5)       91,818    232,686
H. Lynn Stafford            200,000            13.2%            $.73          12/31/07 (5)       91,818    232,686

(1) All options set forth in this table were granted at fair market value on the date of the grant as determined by the Board of Directors of the Company.
(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compound rates of appreciation (5% and 10%) on the market value of the Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the SEC and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.
(3) Based on options to purchase an aggregate of 1,513,000 shares of Common Stock granted to all employees of the Company in fiscal 1998.
(4) The dates of exercisability for the options are as follows: (i) 25% on January 1, 1999; (ii) 25% on January 1, 2000; (iii) 25% on January 1, 2001;
     and (iv) 25% on January 1, 2002.
(5)  The dates of  exercisability  are as  follows:  (i) 20% on January 1, 1999;
     (ii) 20% on  January 1,  2000;  (iii) 20% on  January 1, 2001;  (iv) 20% on
     January 1, 2002; and (v) 20% on January 1, 2003.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

         The following table sets forth certain information concerning the number and value of unexercised options held by each of the executive officers as of December 31, 1998. No stock options were exercised by the executive officers during fiscal year 1998.


                                                             Number of Securities
                                                            Underlying Unexercised          Value of Unexercised
                            Shares                              Options/SARs at          in-the-money Options/SARs
                          Acquired on        Value            Fiscal Year End (#)        at Fiscal Year End (1) ($)
         Name            Exercise (#)     Realized ($)   Exercisable/Unexercisable      Exercisable/Unexercisable
         ----            ------------     ------------   -------------------------      -------------------------

Lynda L. Regan                   --           --                 25,000/75,000                 11,750/32,250
R. Preston Pitts                 --           --                40,000/160,000                 18,800/75,200
Gregory C Egger                  --           --                40,000/160,000                 18,800/75,200
David A. Skup                    --           --                40,000/160,000                 18,800/75,200
H. Lynn Stafford                 --           --                40,000/160,000                 18,800/75,200


(1) Calculated on the basis of the difference between the closing price of the underlying securities on December 31, 1998 and the exercise price of the option.

Report on Executive Compensation

     The Company does not have a compensation committee. The Board of Directors develops and administers the Company's executive compensation policies and programs. These policies and programs are generally intended to (i) relate the compensation of the Company's executives to the success of the Company and to the creation of shareholder value; and, (ii) attract, motivate and retain highly qualified managers. In establishing a level of compensation, the Board considers a number of factors, including: (i) the financial condition and performance of the Company; (ii) the compensation levels of executives in comparable positions at companies in industries in which the Company competes for executives, primarily the financial services and insurance industries; and, (iii) the abilities of the executives and their contributions to the Company's goals and performance.

     Each year, the Board of Directors reviews the Company's executive compensation policies and programs with respect to the linkage between executive compensation and the creation of shareholder value, as well as the competitiveness of the compensation programs. In conducting this review, the Board considers changes in the Company's mission and goals and evaluates the competitiveness of its compensation program based on published surveys, proxy statement analysis and advice of consultants.

     Compensation for executives consists of two components: base pay and bonuses. Base pay for executives is determined based on the factors set forth above. It is the Board's policy to position executive salaries in general in the third quartile (i.e. the top 51% to 75%) of compensation levels for comparable positions in the market, although individual salaries may be higher or lower based on the considerations discussed above.

     For 1998, the Chief Executive and President were eligible to receive a cash bonus of up to 60% and 50% of base salary, respectively, the Chief Marketing Officer was eligible to receive a cash bonus of up to 40% of base salary, and each of the other executive officers was eligible to receive a cash bonus of up to 30% of base salary. Achievement of this bonus was contingent upon the individual executive achieving performance goals designed to increase shareholder value. Examples of performance goals for 1998 included: (i) achievement of targeted increases in net income; (ii) development of long-term strategic plans; and, (iii) design and implementation of monthly management reporting processes.

     In addition to the salary based bonuses described above, a bonus based on the performance of the Company during 1998 was allocated to each executive officer. An amount equal to 1.25% of the Company's net income for 1998 was allocated to each of the five individuals who served as executive officers as of the end of 1998. One third of the amount allocated to each officer was paid in February of 1999. The remaining two-thirds will be paid in equal installments in February of 2000 and 2001, contingent upon the Company achieving net income growth of 15% per year in 1999 and 2000, respectively, and provided that such individual is employed with the Company on the date that the installment is to be paid.

     In determining Lynda L. Regan's level of compensation for 1998, the Board considered her success in maintaining relationships with key distribution groups and insurance carriers with which the Company contracts. The Board also considered the compensation level of Ms. Regan compared to that of individuals holding similar positions in companies operating in comparable industries. Based on these considerations, the Board approved Ms. Regan's base salary and bonus for 1998 at $435,781 and $249,612, respectively.

                                           Respectfully submitted,

                                           Lynda L. Regan
                                           Steven C. Anderson
                                           R. Preston Pitts
                                           Ute Scott-Smith

Performance Data

     The Company's Common Stock became subject to the Securities Exchange Act of 1934 (the "Exchange Act") in November of 1991 as a result of the issuance of shares of Common Stock in connection with the acquisition of LifeSurance Corporation, a Delaware corporation. Since that time, there has been no active trading in the Common Stock and, accordingly, information as to market price per share is not available. Prior to 1996, the only available measure of the value of the shares of Common Stock was book value based on the financial statements of the Company. The book value of each share of Common Stock (including redeemable Common Stock) was negative $.0027 as of December 31, 1993, compared with $.20 as of December 31, 1994, $.38 as of December 31, 1995, and $.48 as of December 31, 1996. In 1996, the Company began repurchasing the stock of certain shareholders entitled to sell their stock to the Company. The price paid for such stock, which was based on an independent appraisal conducted on behalf of the Company for the purpose of such repurchases, was as follows:

       Appraisal Date                                            Price Per Share
       December 31, 1995...............................................$0.55
       June 30, 1996...................................................$0.70
       December 31, 1996...............................................$0.78
       June 30, 1997...................................................$0.84
       December 31, 1997...............................................$0.96
       June 30, 1998...................................................$1.35
       December 31, 1998...............................................$1.66

Compensation Committee Interlocks and Insider Participation

     As noted above, the Company does not have a compensation committee. The compensation of executive officers is determined by the Board of Directors. Lynda Regan, who is Chief Executive Officer of the Company, is also Chairman of the Board of Directors and R. Preston Pitts, who is President and Chief Operating Officer, is also a Director. None of the executive officers of the Company serve as a Director or member of the compensation committee of an entity, any of whose executive officers serves as a Director of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 1998, and Forms 5 and amendments thereto furnished to the Company with respect to the year ended December 31, 1997, no reports required by Section 16(a) of the Exchange Act with respect to the Company were delinquent during the year ended December 31, 1998.


                                     ITEM 2
          RATIFICATION OF APPOINTMENT OF PRINCIPAL INDEPENDENT AUDITORS

     The Board of Directors recommends that the shareholders vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as principal independent auditors for the year ended December 31, 1999, and your proxy will be so voted unless you specify otherwise.


     The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP, as principal independent auditors for the Company for the year ended December 31, 1999. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. Those representatives will have the opportunity to make a statement if they desire to do so.

     The approval of this appointment requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting.

                                   ITEMS 3 & 4
    APPROVAL OF THE AMENDED AND RESTATED 1998 EMPLOYEE STOCK OPTION PLAN AND APPROVAL OF THE AMENDED AND RESTATED PRODUCER STOCK AWARD AND OPTION PLAN

     The Board of Directors recommends that the shareholders vote FOR approval of the Amended and Restated 1998 Employee Stock Option Plan and vote FOR approval of the Amended and Restated Producer Stock Award and Option Plan, and your proxy will be so voted unless you specify otherwise.

     In February, 1999, the Board of Directors adopted amendments to the 1998 Employee Stock Option Plan (the "Employee Plan") and the Producer Stock Award and Option Plan (the "Producer Plan", and collectively with the Employee Plan, the "Plans"), which will remain effective unless approval by the Company's shareholders is not obtained.

     The complete text of the Plans is set forth as Exhibit "A" hereto. The following is a summary of the material features of the Plans and is qualified in its entirety by reference to Exhibit "A."

                            DESCRIPTION OF THE PLANS

     The Board of Directors of the Company (the "Board") has adopted the Producer Plan and the Employee Plan. The purpose of the Producer Plan is to provide an incentive to Producers who market products on behalf of the Company's subsidiaries, by aligning the interest of such individuals with those of the shareholders of the Company. The purpose of the Employee Plan is to provide an incentive to Directors of the Company and employees of its subsidiaries, to increase their interest in the welfare of the Company, and to aid in attracting and retaining employees and Directors of outstanding ability.

Participation/Types of Awards

     The Employee Plan provides for grants of options to purchase shares of the Company's unissued Series A Common Stock ("Shares") to Directors and employees of the Company and certain of its subsidiaries. Under the Employee Plan, employees and employee-Directors of the Company and of certain of its subsidiaries may be granted incentive stock options ("ISOs") as well as non-qualified stock options ("Non-Qualified Options"). Non-employee Directors of the Company and of certain of its subsidiaries, may only be granted Non-Qualified Options under the Employee Plan. (ISOs and Non-Qualified Options collectively referred to herein as "Options.")

     The Producer Plan provides for grants of Non-Qualified Options and awards of Shares ("Awards") to Producers. ISOs may not be granted under the Producer Plan.

     Administration - Each of the Plans is administered by one or more committees (each a "Committee" and collectively the "Committees"). The Committee that administers the Producer Plan consists of Lynda L. Regan, R. Preston Pitts, and David A. Skup, each an officer of the Company. The Committee that administers the Employee Plan consists of Lynda L. Regan, R. Preston Pitts, David A. Skup, Gregory C Egger, and H. Lynn Stafford, who collectively constitute all of the officers of the Company. In addition, a special committee consisting of Steven C. Anderson and Ute Scott-Smith, each a non-employee Director of the Company and each of whom is a "disinterested person" under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), administers the Employee Plan for the purposes of Rule 16b-3 with respect to employees and Directors who are subject to Section 16 of the Exchange Act. Subject to the provisions of each of the Plans, the Committees have authority to (i) determine eligibility of Producers, employees and Directors to participate in the respective Plans, (ii) grant Options and Awards under the Plans, (iii) determine whether the Options granted under the Employee Plan will be Non-Qualified Options or ISOs, (iv) interpret the Plans, (v) prescribe, amend, and rescind rules and regulations relating to each of the Plans, (vi) determine the terms and provisions of written agreements evidencing the granting of Options under either of the Plans ("Option Agreement") or the granting of Awards under the Producer Plan, and (vi) make all other determinations necessary or advisable for the administration of the Plans. Any controversy or claim arising out of or related to one of the Plans shall be determined unilaterally by and at the sole discretion of the respective Committee. Any determination, decision or action of a Committee in connection with the construction, interpretation, administration, implementation or maintenance of the respective Plan shall be final, conclusive and binding upon all persons to whom an Option or Award is granted (each a "Grantee") and all persons claiming under or through any Grantee.

     Term and Termination - Each of the Plans became effective on January 1, 1998. The Board may, at any time, alter, amend, suspend, discontinue, or terminate either of the Plans, provided that no such action shall adversely affect the right of any holder of an Option or Award previously granted under either of the Plans, and provided that certain amendments to the Employee Plan are subject to the approval of the shareholders of the Company.

     Shares Subject to the Plan - The total number of Shares underlying Options to be granted during the term of the Employee Plan may not exceed 5.5 million in the aggregate, provided that approval of the shareholders of the Company is required with respect to 4.0 million of such Shares, and the total number of Shares underlying Awards and Options to be granted during the term of the Producer Plan may not exceed 9.5 million in the aggregate. In the event of any change in capitalization affecting the Shares, including without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Shares, the Board shall authorize and make such proportionate adjustments to the Options, if any, as the Board deems appropriate to reflect such change.

     During the effectiveness of this offering - Options granted pursuant to the Plans to officers, Directors and direct or indirect beneficial owners of more than ten percent (10%) of the Company's equity securities shall not exceed twenty percent (20%) of the issued and outstanding shares of the Company's equity securities on the date such Options are granted.

     Payment of Exercise Price - The purchase price for Shares subject to an Option is payable upon exercise of an Option in cash or by check, bank draft or postal or express money order, or, in the discretion of the respective Committee, in shares of Common Stock.

     Termination of Producer/Employment/Director Status - Under the terms of the Producer Plan, in the event that a Grantee's status as a Producer is terminated for any reason, all options held by the Grantee which have not vested as of the date of such termination shall expire immediately, provided, that the termination of a Grantee's status as a Producer shall not affect the Grantee's rights with respect to the exercise of any options which have vested as of the date of such termination.

     Under the terms of the Employee Plan, if a Grantee is an officer or non-employee Director of the Company and such Grantee's employment with the Company or status as a Director of the Company is terminated as a result of retirement at or after age 62, or by reason of disability (as defined in the
Plan) or death, all Options held by the Grantee on the date of such termination shall immediately vest and become fully exercisable provided that such Options are exercised by the earlier of 6 months after the date of termination, or the date the Option would otherwise expire, and any such Options which are not exercised during the 6-month period immediately following the date of termination shall be forfeited. If a Grantee is not an officer or non-employee Director of the Company, and such Grantee's employment with the Company is terminated as a result of retirement at or after age 62, or by reason of disability (as defined in the Plan) or death, all options held by such Grantee that were exercisable on the date of such termination shall be exercisable by the earlier of 6 months after the date of termination, or the date the Option would otherwise expire, and any such Options which are not exercised during the 6-month period immediately following the date of termination shall be forfeited. If a Grantee's employment with the Company or status as a Director of the Company is terminated for cause (as defined in the Employee Plan), all unexercised options held by such Grantee on the date of such termination shall be forfeited. If the Grantee's employment with the Company or status as a Director is voluntarily terminated other than as a result of retirement at or after age 62, all unexercised Options held by the Grantee on the date of such termination shall be exercisable to the extent they were exercisable on the date of such termination provided that such options are exercised by the earlier of 30 days after the date of such termination, or the date such Option would otherwise expire, and any such Options which are not exercised during the 30-day period immediately following the date of such termination shall be forfeited. If a Grantee's employment with the Company or the status as a Director of the Company is terminated for any reason other than as previously set forth, only those Options which were vested and fully exercisable at the time of such termination may be exercised provided that such Options are exercised by the earlier of 3 months after the date of termination, or the date the Option would otherwise expire, and any such Options which are not exercised during the 3-month period immediately following the date of termination shall be forfeited. Any of the foregoing provisions may be altered by the Committee provided that such altered terms are reflected in the applicable Option Agreement.

     Grant Information - The Employee Plan limits the number of Shares that may be subject to ISOs granted to any individual which ISOs become exercisable for the first time during a particular calendar year. If the fair market value of Shares subject to one or more ISOs which become exercisable for the first time during a particular calendar year, combined with the fair market value of shares under ISOs granted to such individual under other plans of the Company or of it subsidiaries, determined at the time of grant, exceeds $100,000, the Shares in excess of such amount will be treated as having been granted pursuant to Non-Qualified Options.

Federal Income Tax Aspects of the Plans

Optionholders

     Grant - There are no federal income tax consequences to the holder of an Option solely by reason of the grant of an ISO or a Non-Qualified Option under either of the Plans, provided that, in the case of a Non-Qualified Option, the Option does not have a readily ascertainable fair market value at the date of grant.

     Exercise - The exercise of an ISO is not a taxable event for regular federal income tax purposes. However, such exercise may give rise to an alternative minimum tax liability. Upon the exercise of a Non-Qualified Option, the holder of the Option will generally recognize ordinary income in an amount equal to the excess of the fair market value of the Shares at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by a holder of a Non-Qualified Option will be subject to both wage and employment tax withholding.

     The holder's tax basis in the Shares acquired pursuant to the exercise of an Option will be the amount paid upon exercise plus, in the case of a Non-Qualified Option, the amount of ordinary income recognized by the optionholder upon exercise.

     Qualifying  Disposition - If an  optionholder  disposes of Shares  acquired upon exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the Option is granted and more than one year after the date on which the Shares are transferred to the optionholder, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder's adjusted basis in such Shares (generally the option exercise price.)

     Disqualifying Disposition - If an optionholder disposes of Shares acquired upon exercise of an ISO (other than in certain tax-free transactions) within two years from the date on which the ISO is granted or within one year after the transfer of the Shares to the optionholder, then at the time of disposition the optionholder will generally recognize ordinary income equal to the lesser of (a) the excess of such Shares' fair market value on the date of exercise over the exercise price paid by the optionholder or (b) the optionholder's actual gain (i.e., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the amount realized on a taxable disposition of the Shares obtained pursuant to the exercise of an ISO exceeds the fair market value of such Shares on the date of the exercise, then the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on such a disposition (i.e., if the amount realized is less than the exercise price paid by the optionholder), then the loss will be a capital loss. The capital gain or loss will be long-term or short term depending on whether the Shares were held for more than one year from the date such Shares were transferred to the optionholder.

     Other Disposition - If an optionholder disposes of Shares acquired upon exercise of a Non-Qualified Option in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between the optionholder's basis (as discussed above) in the Shares sold and the amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of Shares acquired upon exercise of ISOs as discussed above) will be long-term or short-term depending on whether the Shares were held for more than one year from the date such Shares were transferred to the optionholder.

     Alternative Minimum Tax - The exercise of ISOs (but not Non-Qualified Options) will generally result in an upward adjustment to the optionholder's alternative minimum taxable income ("AMTI") in the year of exercise by an amount equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the exercise price. The basis of the Shares acquired, for alternative minimum tax purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer's AMTI due to the exercise of the ISO. This will result in a corresponding downward adjustment to the optionholder's AMTI in the year the Shares are disposed.

Award Recipients

     Grant - Upon the grant of an Award, the recipient of the Award will generally recognize ordinary income in an amount equal to the fair market value of the Shares received pursuant to the Award. The recipient's tax basis in the Shares acquired pursuant to the Award will be equal to the amount of ordinary income recognized by the recipient upon the grant.

     Disposition - If the recipient of an Award disposes of Shares acquired pursuant to such Award in a taxable transaction, the recipient of the Award will recognize capital gain or loss in an amount equal to the difference between the recipient's basis (as discussed above) in the Shares sold and the amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of Shares acquired upon exercise of ISOs as discussed above) will be long-term or short-term depending on whether the Shares were held for more than one year from the date such Shares were awarded.

Consequences to the Company

     There are no federal income tax consequences to the Company by reason of the grant of ISOs or Non- Qualified Options or the exercise of ISOs (other than disqualifying dispositions).

     At the time the optionholder recognizes ordinary income from the exercise of a Non-Qualified Option, or an Award recipient recognizes ordinary income upon the receipt of Shares pursuant to an Award, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company satisfies its withholding obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the shares of Common Stock acquired upon exercise of ISOs, the Company will be entitled to a corresponding deduction in the year in which the disqualifying disposition occurs.

     The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of a Non-Qualified Option or a disqualifying disposition of an ISO or by the recipient of an Award. The Company will be required to withhold income and employment taxes (and pay the employer's share of employment taxes) with respect to ordinary income recognized by the optionholder upon the exercise of Non-Qualified Options or a disqualifying disposition of an ISO or by the recipient of an Award.

THE FOREGOING IS A GENERAL DISCUSSION OF CERTAIN POTENTIAL MATERIAL U.S. FEDERAL INCOME TAX ASPECTS OF THE RECEIPT OF AN AWARD OR THE RECEIPT AND EXERCISE OF OPTIONS UNDER THE PLANS AND IS INCLUDED FOR GENERAL INFORMATION ONLY. THE
FOREGOING  DISCUSSION  DOES NOT TAKE  INTO  ACCOUNT  THE  PARTICULAR  FACTS  AND
CIRCUMSTANCES OR TAX STATUS OR ATTRIBUTES OF EACH GRANTEE. AS A RESULT, THE INCOME TAX CONSEQUENCES ADDRESSED IN THE FOREGOING DISCUSSION MAY NOT APPLY TO EACH GRANTEE. ACCORDINGLY, EACH GRANTEE SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE RECEIPT OF AN AWARD OR THE RECEIPT AND EXERCISE OF OPTIONS UNDER THE PLANS, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN SUCH LAWS.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal at the next Annual Meeting of Shareholders for inclusion in the Company's Proxy Statement and Proxy form relating to such meeting must submit such proposal by January 31, 2000, to the Company at its principal executive offices.


                                  OTHER MATTERS

     Management knows of no other matters other than as set forth in this Proxy Statement which are to be considered at the meeting. If any other business shall properly come before the meeting, the proxy holders will, as to such items, vote the shares represented by management proxies in accordance with their best judgment.


                             SOLICITATION OF PROXIES

     It is expected that proxy solicitation will be primarily by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors and officers, without additional compensation, personally or by mail, telephone, facsimile, telegram or otherwise.


                                  ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, is being furnished to shareholders concurrently with this Proxy Statement.


                                    BY ORDER OF THE BOARD OF DIRECTORS


April 21, 1999

                                                                          A.1-10
                                   EXHIBIT A.1

                               REGAN HOLDING CORP.
                             1998 STOCK OPTION PLAN
              (As Amended and Restated Effective February 10, 1999)


I. ESTABLISHMENT OF PLAN; DEFINITIONS

     1. Purpose. The purpose of the Regan Holding Corp. 1998 Stock Option Plan is to provide an incentive to Employees and Directors of Regan Holding Corp. and its Affiliates who are in a position to contribute materially to the long-term success of the Corporation and/or its Affiliates, to increase their interest in the welfare of the Corporation and its Affiliates and to aid in attracting and retaining Employees and Directors of outstanding ability.

     2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

          a. "Affiliate" shall mean any parent or subsidiary of the Corporation which meets the requirements of Section 425 of the Code.

          b. "Board" shall mean the Board of Directors of the Corporation.

          c. "Cause" shall mean repeated failure to properly perform assigned duties, gross negligence, insubordination, commission of a felony or any act injurious to the Corporation or an Affiliate involving dishonesty or breach of any duty of confidentiality or loyalty.

          d. "Change of Control" shall mean the happening of any of the following events:

               (i) the Corporation receives a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any person, group, corporation or other entity is the beneficial owner, directly or indirectly, of thirty percent or more of the total combined voting power of all classes of stock of the Corporation;

               (ii) any person (as such term is defined in Section 13(d) of the Exchange Act), group, corporation or other entity other than the Corporation or a wholly-owned subsidiary of the Corporation, purchases shares of any common stock of the Corporation (or securities convertible into common stock) pursuant to a tender offer or exchange offer for cash, securities or any other consideration, provided that after consummation of the offer, the person, group, corporation or other entity in question is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of thirty percent or more of the total combined voting power of all classes of stock of the Corporation (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire common stock);

               (iii) the shareholders of the Corporation approve (a) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation; or

               (iv) there shall have been a change in a majority of the members of the Board of Directors of the Corporation within a 24 month period unless the election or nomination for election by the Corporation's shareholders of each new Director was approved by the vote of two-thirds of the Directors then still in office who were in office at the beginning of the 24 month period.

          e. "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

          f. "Committee" shall mean a committee designated by the Board which committee shall administer the Plan as set forth in Section 4 of this
     Article I of the Plan.

          g.  "Corporation"   shall  mean  Regan  Holding  Corp.,  a  California
     corporation.

          h. "Director" shall mean any individual who is a member of the Board and/or a member of the Board of Directors of an Affiliate.

          i. "Disability" shall mean the inability of an individual to provide meaningful service for the Corporation due to a medically determinable physical or mental impairment, which service is reasonably consistent with the individual's past service for the Corporation, training and experience. Such determination of disability shall be made by the Committee. Notwithstanding the foregoing, if an individual qualifies for Federal Social Security disability benefits or for payments under a long-term disability income Plan of the Corporation or the Affiliate which employs such individual, based upon his physical or mental condition, such individual shall be deemed to suffer from a Disability hereunder.

          j. "Employee" shall mean any employee, including officers, of the Corporation or any of its Affiliates.

          k. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          l. "Fair Market Value" shall mean on any date, (i) if the Stock is not listed on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), the fair market value of the Stock on that date as determined by the Board, or (ii) if the Stock is listed on a national securities exchange or is quoted on Nasdaq, the closing price reported on the composite tape for issues listed on such exchange on such date, or the closing price or the average of the closing dealer "bid" and "asked" prices of the Stock on the date of grant as quoted by Nasdaq, or if no trades shall have been reported for such date, on the next preceding date on which there were trades reported; provided, however, that if no quotations shall have been made within the 10 business days preceding such date, the Fair Market Value shall be determined by the Board as provided in clause (i) above.

          m. "Grantee" shall mean an Employee or Director who has been granted a Stock Option under the Plan.

          n. "Incentive Stock Option" shall mean a Stock Option granted pursuant to the Incentive Stock Option provisions as set forth in Article II of the Plan.

          o. "Non-Qualified Stock Option" shall mean a Stock Option granted pursuant to the Non-Qualified Stock Option provisions as set forth in
     Article III of the Plan.

          p. "Option Period" shall mean the term of a Stock Option as fixed by the Committee.

          q. "Plan" shall mean the Regan Holding Corp. 1998 Stock Option Plan as set forth herein and as amended from time to time.

          r. "Stock" shall mean authorized but unissued shares of the Series A Common Stock of the Corporation, no par value, or reacquired shares of the Corporation's Series A Common Stock.

          s.  "Stock   Option"  shall  mean  an  option,   which  shall  include
     Non-Qualified Stock Options and Incentive Stock Options, granted pursuant to the Plan to purchase shares of Stock.

          t.  "Stock  Option  Agreement"  shall  mean  the  written   instrument
     evidencing the grant of one or more Stock Options under the Plan and which shall contain the terms and conditions applicable to such grant.

          u. "Ten Percent Shareholder" shall mean an Employee or Director who at the time a Stock Option is granted thereto owns stock possessing more than 10% of the total combined voting power of all stock of the Corporation or of its Affiliates.

     3. Shares of Stock Subject to the Plan. There are hereby reserved for issuance under the Plan 5,500,000 shares of Stock. Subject to the provisions of
Section 1 of Article IV, the Stock which may be issued pursuant to Stock Options authorized to be granted under the Plan and the Stock which is subject to outstanding but unexercised Stock Options under the Plan shall not exceed 5,500,000 shares of Stock in the aggregate. If a Stock Option shall expire and terminate for any reason, in whole or in part, without being exercised, the number of shares of Stock as to which such expired or terminated Stock Option shall not have been exercised may again become available for the grant of Stock Options.

     There shall be no terms and conditions in a Stock Option which provide that the exercise of an Incentive Stock Option reduces the number of shares of Stock for which an outstanding Non-Qualified Stock Option may be exercised; and there shall be no terms and conditions in a Stock Option which provide that the exercise of a Non-Qualified Stock Option reduces the number of shares of Stock for which an outstanding Incentive Stock Option may be exercised.

     4. Administration of the Plan. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to determine the eligibility of Employees and Directors to participate in the Plan, to grant Stock Options under the Plan and to determine whether Stock Options granted under the Plan shall be Non-Qualified Stock Options or Incentive Stock Options, to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Stock Option Agreements and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to the Plan shall be determined unilaterally by and at the sole discretion of the Committee. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Grantees and all person(s) claiming under or through any Grantees.

     There shall be 2 Committees under the Plan. Solely with respect to the participation in the Plan of Employees and Directors who are subject to Section 16 of the Exchange Act or any successor statute ("Section 16"), a special Committee comprised solely of 2 or more "non-employee directors" (as such term is defined in Rule 16b-3(d)(1) promulgated by the Securities and Exchange Commission under the Exchange Act) shall administer the Plan solely for purposes of the Plan and the Stock Options granted under the Plan to satisfy the applicable requirements of Rule 16b-3 promulgated by the Securities Exchange Commission under the Exchange Act ("Rule 16b-3") with respect to such Employees and Directors. For all other purposes of the Plan, a committee comprised of 3 or more officers of the Corporation designated by the Board shall serve as the Committee. Notwithstanding anything contained in this Section 4 to the contrary, no member of the Committee shall have the authority to render any decision with respect to his or her participation in or entitlement to benefits under the Plan.

     5. Amendment or Termination. The Board may, at any time, alter, amend, suspend, discontinue, or terminate the Plan; provided, however, that no such action shall adversely affect the right of any Grantee under any Stock Option previously granted thereto hereunder.

     6. Effective Date of Plan. The Plan became effective on January 1, 1998; this amendment and restatement of the Plan shall become effective on November 1, 1998, subject to approval of the shareholders of the Corporation.


II. INCENTIVE STOCK OPTION PROVISIONS

     1. Granting of Incentive Stock Options.

          a. Solely Employees of the Corporation or its Affiliates shall be eligible to receive Incentive Stock Options under the Plan.

          b. When granting an Incentive Stock Option, the Committee shall determine the purchase price of the Stock subject thereto, provided, that the purchase price of each share of Stock subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted; and provided, further, that the purchase price of each share of Stock subject to an Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted.

          c. No Incentive Stock Option shall be exercisable more than 10 years from the date the Incentive Stock Option was granted; provided, however, that an Incentive Stock Option granted to a Ten Percent Shareholder shall not be exercisable more than 5 years from the date the Incentive Stock Option was granted.

          d. The Committee shall determine and shall designate from time to time those Employees who are to be granted Incentive Stock Options and shall specify the number of shares of Stock subject to each Incentive Stock Option.

          e. Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all such plans of the Corporation and its Affiliates) shall not exceed $100,000.

          f. The Committee, in its sole discretion, shall determine whether any particular Incentive Stock Option shall become exercisable in one or more installments, shall specify the installment dates, and, within the limitations herein provided, shall determine the total period during which the Incentive Stock Option is exercisable. Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee or necessary to qualify its grants under the provisions of
     Section 422 of the Code.

          g. The Committee may grant at any time new Incentive Stock Options to an Employee who has previously received Incentive Stock Options or other options whether such prior Incentive Stock Options or other options are still outstanding, have previously been exercised in whole or in part or are canceled in connection with the issuance of new Incentive Stock Options. The purchase price of the new Incentive Stock Options may be established by the Committee without regard to the existing Incentive Stock Options or other options.

     2. Exercise of Incentive Stock Options. The purchase price of Stock subject to an Incentive Stock Option shall be payable on exercise of the Option in cash or by check, bank draft or postal or express money order. The Committee, in its discretion, may permit a Grantee to make partial or full payment of the purchase price by the surrender of Stock owned by the Grantee prior to the date of exercise. Shares of Stock surrendered in payment of the purchase price as provided above shall be valued at the Fair Market Value thereof on the date of exercise. Surrender of such stock shall be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

     3.  Termination  of  Employment.   Except  as  provided  otherwise  in  the
applicable Stock Option Agreement (in which case the provisions of the Stock Option Agreement shall control over the provisions of this Section 3):

          a. If a Grantee's employment with the Corporation or an Affiliate is terminated for Cause, all then outstanding Incentive Stock Options held by the Grantee shall expire immediately and such Stock Options shall not be exercisable after the date of the termination of Grantee's employment. If the Grantee shall have voluntarily terminated employment with the Company other than by retirement at or after age 62, such Incentive Stock Options must be exercised within 30 days after such termination of employment (but in no event after expiration of the Option Period) and shall be exercisable only to the extent such Incentive Stock Options were exercisable as of the date of such termination or they shall be forfeited.

          b. If the employment of any Grantee who is an officer or director of the Corporation or an Affiliate is terminated by reason of death, Disability, or retirement at or after age 62, notwithstanding the otherwise applicable vesting periods set forth in the Stock Option Agreement, all Incentive Stock Options held by such Grantees shall immediately vest and become fully exercisable. Such Incentive Stock Options must be exercised within 6 months after such termination of employment (but in no event after expiration of the Option Period) and shall be exercisable only to the extent such Incentive Stock Options were exercisable as of the date of such termination or they shall be forfeited.

          If the employment of any Grantee who is not an officer or director of the Company or an Affiliate is terminated by reason of death, Disability, or retirement at or after age 62, such Incentive Stock Options must be exercised within 6 months after such termination of employment (but in no event after expiration of the Option Period)and shall be exercisable only to the extent such Incentive Stock Options were exercisable as of the date of such termination.

          c. If a Grantee's employment with the Corporation or an Affiliate is terminated for any reason other than as set forth in subparagraph (a) or subparagraph (b) of this Section 3, only those Incentive Stock Options held by the Grantee which were vested and fully exercisable at the date of the Grantee's termination shall be exercisable by the Grantee following the termination of the Grantee's employment; provided, however, that such Incentive Stock Options must be exercised by the earlier of (i) 3 months from the date of the Grantee's termination, or (ii) the expiration of the Option Period, or they shall be forfeited.

III. NON-QUALIFIED STOCK OPTION PROVISIONS

     1. Granting of Non-Qualified Stock Options.

          a. Employees and Directors of the Corporation or its Affiliates shall be eligible to receive Non-Qualified Stock Options under the Plan.

          b. The Committee shall determine and shall designate from time to time those Employees and Directors who are to be granted Non-Qualified Stock Options and shall specify the number of shares of Stock subject to each Non-Qualified Stock Option.

          c. The Committee may grant at any time new Non-Qualified Stock Options to an Employee or Director who has previously received Non-Qualified Stock Options or other options, whether such prior Non-Qualified Stock Options or other options are still outstanding, have previously been exercised in whole or in part or are canceled in connection with the issuance of new Non-Qualified Stock Options.

          d. When granting a Non-Qualified Stock Option, the Committee shall determine the purchase price of the Stock subject thereto.

          e. The Committee, in its sole discretion, shall determine whether any particular Non-Qualified Stock Option shall become exercisable in one or more installments, specify the installment dates and, within the limitations herein provided, determine the total period during which the Non-Qualified Stock Option is exercisable. Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee.

     2. Exercise of Non-Qualified Stock Options. The purchase price of Stock subject to a Non-Qualified Stock Option shall be payable on exercise of the Option in cash or by check, bank draft or postal or express money order. The Committee, in its discretion, may permit a Grantee to make partial or full payment of the purchase price by the surrender of Stock owned by the Grantee prior to the date of exercise. Shares of Stock surrendered in payment of the purchase price as provided above shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such to be evidenced by delivery of the certificates(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

     3. Termination of Employment or Director Status. Except as provided otherwise in the applicable Stock Option Agreement (in which case the provisions of the Stock Option Agreement shall control over the provisions of this Section
3):

          a. If the employment or status as a Director of any Grantee who is an officer or director of the Corporation or an Affiliate is terminated by reason of death, Disability, or retirement at or after age 62, notwithstanding the otherwise applicable vesting periods set forth in the Stock Option Agreement, all Non-Qualified Stock Options held by such Grantees shall immediately vest and become fully exercisable. Such Non-Qualified Stock Options must be exercised within 6 months after such termination of employment (but in no event after expiration of the Option Period) and shall be exercisable only to the extent such Non-Qualified Stock Options were exercisable as of the date of such termination or they shall be forfeited.

          If the employment of any Grantee who is not an officer or director of the Company or an Affiliate is terminated by reason of death, Disability, or retirement at or after age 62, such Non-Qualified Stock Options must be exercised within 6 months after such termination of employment (but in no event after expiration of the Option Period) and shall be exercisable only to the extent such Non-Qualified Stock Options were exercisable as of the date of such termination.

          b. If a Grantee's employment with the Corporation or an Affiliate or status as a Director is terminated for Cause, all then outstanding Non-Qualified Stock Options held by such Grantee shall expire immediately and such Non-Qualified Stock Options shall not be exercisable after the date of the termination of the Grantee's employment or status as a Director. If the Grantee shall have voluntarily terminated employment with the Company other than by retirement at or after age 62, such Non-Qualified Stock Options must be exercised within 30 days after such termination or employment (but in no event after expiration of the Option Period) or they shall be forfeited.

          c. If a Grantee's employment with the Corporation or an Affiliate or status as a Director is terminated for any reason other than as set forth in subparagraph (a) or subparagraph (b) of this Section 3, only those Non-Qualified Stock Options held by the Grantee which were vested and fully exercisable at the date of the Grantee's termination shall be exercisable by the Grantee following the termination of the Grantee's employment or status as a Director; provided, however, that such Non-Qualified Stock Options must be exercised by the earlier of (i) 3 months from the date of the Grantee's termination, or (ii) the expiration of the Option Period, or they shall be forfeited.

IV. GENERAL PROVISIONS

     1. Recapitalization Adjustments.

          a. In the event of any change in capitalization affecting the Stock, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of Stock for which Stock Options in respect thereof may be granted under the Plan, the number of shares of Stock covered by each outstanding Stock Option, and the purchase price per share of Stock in respect of outstanding Stock Options.

          b. Any provision hereof to the contrary notwithstanding, in the event the Corporation is a party to a merger or other reorganization, outstanding Stock Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Stock Options by the surviving corporation or its parent, for their continuation by the Corporation (if the Corporation is a surviving corporation) for accelerated vesting and accelerated expiration or for settlement in cash; provided, however, that any accelerated vesting of such Stock Options shall be limited to officers and directors of the Corporation.

     2. General.

          a. Each Stock Option shall be evidenced by a Stock Option Agreement.

          b. The granting of a Stock Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained as an Employee or Director, and all Employees and Directors shall remain subject to discharge or removal to the same extent as if the Plan were not in effect.

          c. No Employee or Director, and no beneficiary or other person claiming under or through him or her, shall have any right, title or interest by reason of any Stock Option to any particular assets of the Corporation, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Stock Option except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the exercise of any Stock Option.

          d. No Stock Option or right under the Plan shall or may be sold, exchanged, assigned, pledged, encumbered, or otherwise hypothecated or disposed of except by will or the laws of descent and distribution, and a Stock Option shall be exercisable during the Grantee's lifetime only by the Grantee or his conservator.

          e. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation's obligation to issue or deliver any certificate or certificates for shares of Stock under a Stock Option, and the transferability of Stock acquired by exercise of a Stock Option, shall be subject to all of the following conditions:

               (1) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable;

               (2) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable; and

               (3) Each stock certificate issued pursuant to a Stock Option shall bear such legends which the Corporation shall determine, in its absolute discretion, are necessary or advisable, or which in the opinion of counsel to the Corporation are required under applicable federal or state securities laws.

          f. All payments to Grantees or to their legal representatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state having jurisdiction thereof. The Grantee may be required to pay to the Corporation the amount of any withholding taxes which the Committee, in its sole discretion, deems necessary to be withheld in order to comply with any applicable statutes or regulations with respect to a Stock Option or its exercise. In the event that such payment is not made when due, the Corporation shall have the right to deduct, to the extent permitted by law, from any payment or settlement of any kind otherwise due to such person all or part of the amount required to be withheld. If the Committee, in its sole discretion, permits shares of Stock to be used to satisfy any such tax withholding, such Stock shall be valued based upon the Fair Market Value of such Stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Corporation shall not be required to issue Stock until such obligations are satisfied.

          g. In the case of a grant of a Stock Option to any Employee or Director of an Affiliate of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares, if any, covered by the Stock Option to the Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the shares to the Employee or Director in accordance with the terms of the Stock Option specified by the Committee pursuant to the provisions of the Plan.

          h. A Grantee entitled to Stock as a result of the exercise of an Option shall not be deemed for any purpose to be, or have rights as, a shareholder of the Corporation by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise provided herein. The Corporation shall issue any stock certificates required to be issued in connection with the exercise of a Stock Option with reasonable promptness after such exercise.

          i. The Plan and the grant or exercise of Stock Options granted under the Plan shall be subject to, and shall in all respects comply with, applicable California law.

          j. Should the participation of any Employee or Director in the Plan be subject to Section 16, it is the express intent of the Corporation that the Plan and the Stock Options granted under the Plan satisfy and be interpreted in a manner to achieve the result that the applicable requirements of Rule 16b-3 shall be satisfied with respect to such Employees and Directors, with the result that such Employees and Directors shall be entitled to the benefits of Rule 16b-3 or other applicable exemptive rules under Section 16. If any provision of the Plan or of any Stock Option would otherwise frustrate or conflict with the intent of the Corporation expressed in the immediately preceding sentence, to the extent possible, such provision shall be interpreted and deemed amended so as to avoid such conflict, and, to the extent of any remaining irreconcilable conflict with such intent, the provision shall, solely with respect to Employees and Directors subject to Section 16, be deemed void.

          k. Any Person that receives the Corporation's securities pursuant to this Plan shall receive financial statements of the Corporation at least annually; provided, however, that the Corporation need not provide such financial statements to its key individuals whose duties in connection with the Corporation assure them access to equivalent information.

                                                                           A.2-1
                                   EXHIBIT A.2

                               REGAN HOLDING CORP.
                      PRODUCER STOCK AWARD AND OPTION PLAN
              (As Amended and Restated Effective February 10, 1999)




I. ESTABLISHMENT OF PLAN; DEFINITIONS

     A. Purpose. The purpose of the Regan Holding Corp. Producer Stock Award and Option Plan is to provide an incentive to individuals marketing annuity, life insurance, and other investment products on behalf of Regan Holding Corp. and its subsidiaries, by aligning the interests of such individuals with those of the shareholders of Regan Holding Corp.

     B. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

          a. "Board" shall mean the Board of Directors of the Corporation.

          b. "Committee" shall mean a committee designated by the Board which committee shall administer the Plan as set forth in Section 4 of this
     Article I of the Plan.

          c.  "Corporation"   shall  mean  Regan  Holding  Corp.,  a  California
     corporation.

          d. "Fair Market Value" shall mean on any date, (i) if the Stock is not listed on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), the fair market value of Stock on that date as determined by the Board, or
     (ii) if the Stock is listed on a national securities exchange or is quoted on the Nasdaq, the closing price reported on the composite tape for issues listed on such exchange on such date, or the closing price or the average of the closing dealer "bid" and "asked" prices of the Stock on the date of grant as quoted as Nasdaq, or if no trades shall have been reported for such date, on the next preceding date on which there were trades reported; provided, however, that if no quotations shall have been made within the 10 business days preceding such date, the Fair Market Value shall be determined by the Board as provided in clause (i) above.

          e. "Grantee" shall mean a Producer who has been granted a Stock Award or a Stock Option under the Plan.

          f. "Person" shall mean an individual, a corporation, a limited liability company, or a partnership.

          g. "Plan" shall mean the Regan Holding Corp. Producer Stock Award and Option Plan as set forth herein and as amended from time to time.

          h. "Producer" shall mean a Person who has entered into an agreement with the Corporation, or one of its subsidiaries, pursuant to which such person agrees to market annuity, life insurance, and other investment products on behalf of the Corporation, or one of its subsidiaries.

          i. "Stock" shall mean authorized but unissued shares of the Series A Common Stock of the Corporation, no par value, or reacquired shares of the Corporation's Series A Common Stock.

          j. "Stock Awards" shall mean shares of Stock granted to a Grantee pursuant to the Plan.

          k. "Stock Option" shall mean an option granted pursuant to the Plan to purchase shares of Stock.

          l.  "Stock  Option  Agreement"  shall  mean  the  written   instrument
     evidencing the grant of one or more Stock Options under the Plan and which shall contain the terms and conditions applicable to such grant.

     C. Shares of Stock Subject to the Plan. There are hereby reserved for issuance under the Plan 9.5 million shares of Stock. Subject to the provisions of Section 1 of Article IV, the Stock which may be issued pursuant to Stock Awards and Stock Options authorized to be granted under the Plan and the Stock which is subject to outstanding but unexercised Stock Options under the Plan shall not exceed 9.5 million shares of Stock in the aggregate. If a Stock Option shall expire and terminate for any reason, in whole or in part, without being exercised, the number of shares of Stock as to which such expired or terminated Stock Option shall not have been exercised may again become available for the grant of Stock Options.

     D. Administration of the Plan. The Plan shall be administered by the Committee which shall consist of 3 or more officers of the Corporation designated by the Board. Subject to the express provisions of the Plan, the Committee shall have authority to determine the eligibility of Producers to participate in the Plan, to grant Stock Awards and Stock Options under the Plan, to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Stock Awards and Stock Option Agreements and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to the Plan shall be determined unilaterally by and at the sole discretion of the Committee. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Grantees and all person(s) claiming under or through any Grantees.

     E. Amendment or Termination. The Board may, at any time, alter, amend, suspend, discontinue, or terminate the Plan; provided, however, that no such action shall adversely affect the right of any Grantee under any Stock Award or Stock Option previously granted thereto hereunder.

     F. Effective Date of Plan. The Plan became effective on January 1, 1998; this Amendment and restatement of the Plan shall become effective November 1, 1998, subject to the approval of the Board.

II. STOCK OPTION PROVISIONS

     1. Granting of Stock Options.

          a. The Committee shall determine and shall designate from time to time those Producers who are to be granted Stock Options and shall specify the number of shares of Stock subject to each Stock Option.

          b. When granting a Stock Option, the Committee shall determine the purchase price of the Stock subject to the Stock Option.

          c. The Committee, in its sole discretion, shall determine whether any particular Stock Option shall become exercisable in one or more installments, shall specify the installment dates, and shall determine the total period during which the Stock Option shall be exercisable.

          d. In addition to the powers set forth in this Section 1, the Committee shall have the exclusive responsibility and authority to set all terms and conditions applicable to Stock Options granted under the Plan.

     2. Exercise of Stock Options. The purchase price of Stock subject to a Stock Option shall be payable on exercise of the Option in cash or by check, bank draft or postal or express money order.

     3. Termination of Producer Status. In the event that a Grantee's status as a Producer is terminated for any reason, all Stock Options held by the Grantee which have not vested as of the date of such termination shall expire immediately, provided, that the termination of a Grantee's status as a Producer shall not effect the Grantee's rights with respect to the exercise of any Stock Options which have vested as of the date of the termination of the Grantee's status as a Producer.


III. STOCK AWARD PROVISIONS

     The Committee shall determine and shall designate from time to time those Producers who are to be granted Stock Awards and shall specify the number of shares of Stock subject to each Stock Award and the terms and conditions, if any, applicable thereto.


IV. GENERAL PROVISIONS

     1. Recapitalization Adjustments.

          a. In the event of any change in capitalization affecting the Stock, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of Stock for which Stock Awards or Stock Options may be granted under the Plan, the number of shares of Stock covered by each outstanding Stock Option, the purchase price per share of Stock in respect of outstanding Stock Options, and such adjustments with respect to the Stock Awards as the Board deems appropriate.

               1. Any provision hereof to the contrary  notwithstanding,  in the event the Corporation is a party to a merger or other reorganization, outstanding Stock Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Stock Options by the surviving corporation or its parent, for their continuation by the Corporation (if the Corporation is a surviving corporation) for accelerated vesting and accelerated expiration or for settlement in cash; provided, however, that any accelerated vesting of such Stock Options shall be limited to officers, directors and Producers of the Corporation.

     2. General.

          a. Each Stock Option shall be evidenced by a Stock Option Agreement.

          b The granting of a Stock Award or a Stock Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained as a Producer, and all Producers shall remain subject to discharge or removal to the same extent as if the Plan were not in effect.

          2. No Grantee, and no beneficiary or other person claiming under or through him or her, shall have any right, title or interest by reason of any Stock Option to any particular assets of the Corporation, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Stock Option except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the exercise of any Stock Option.

          3. No Stock Option or right under the Plan shall or may be sold, exchanged, assigned, pledged, encumbered, or otherwise hypothecated or disposed of except by will or the laws of descent and distribution, and a Stock Option shall be exercisable during the Grantee's lifetime only by the Grantee or his conservator, provided that Committee shall have the right to grant exceptions to the foregoing restrictions on terms and conditions to be determined by the Committee.

          4. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation's obligation to issue or deliver any certificate or certificates for shares of Stock under a Stock Award or a Stock Option, and the transferability of Stock acquired upon a Stock Award or by exercise of a Stock Option, shall be subject to all of the following conditions:

               a) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable;

               b) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable; and

               c) Each stock certificate issued pursuant to a Stock Award or a Stock Option shall bear such legends which the Corporation shall determine, in its absolute discretion, are necessary or advisable, or which in the opinion of counsel to the Corporation are required under applicable federal or state securities laws.

          5. All payments to Grantees or to their legal representatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state having jurisdiction thereof. The Grantee may be required to pay to the Corporation the amount of any withholding taxes which the Committee, in its sole discretion, deems necessary to be withheld in order to comply with any applicable statutes or regulations with respect to a Stock Award or a Stock Option or its exercise. In the event that such payment is not made when due, the Corporation shall have the right to deduct, to the extent permitted by law, from any payment or settlement of any kind otherwise due to such person all or part of the amount required to be withheld. If the Committee, in its sole discretion, permits shares of Stock to be used to satisfy any such tax withholding, such Stock shall be valued based upon the Fair Market Value of such Stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Corporation shall not be required to issue Stock until such obligations are satisfied.

          6. A Grantee entitled to Stock as a result of the exercise of an Option or a grant of a Stock Award shall not be deemed for any purpose to be, or have rights as, a shareholder of the Corporation by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise provided herein. The Corporation shall issue any stock certificates required to be issued in connection with the exercise of a Stock Option with reasonable promptness after such exercise.

          7. The Plan and the grant of Stock Awards under the Plan and the grant or exercise of Stock Options granted under the Plan shall be subject to, and shall in all respects comply with, applicable California law.

          8. Any Person that receives the Corporation's securities pursuant to this Plan shall receive financial statements of the Corporation at least annually; provided, however, that the Corporation need not provide such financial statements to its key individuals whose duties in connection with the Corporation assure them access to equivalent information.